Exhibit 99.1

MLPA Conference June 1-3, 2016

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. 2

Last twelve months through March 31, 2016. See Non-GAAP Reconciliations at end of presentation. Last twelve months relative performance from April 1, 2015 through March 31, 2016. As of May 31, 2016. ORGANIZATIONAL OVERVIEW Domestic Pipelines & Terminals One of the largest independent liquid petroleum products pipeline operators in the United States with pipelines located primarily in the Northeast and Midwest and liquid petroleum products terminals located throughout the United States Global Marine Terminals One of the largest integrated networks of marine terminals located primarily in the East Coast and Gulf Coast regions of the U.S. and in the Caribbean Merchant Services Markets liquid petroleum products in areas served by Domestic Pipelines & Terminals and Global Marine Terminals Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions generating stable and consistent cash flows LTM Adjusted EBITDA(1) - $899.8 million Market and Financial Highlights BPL LTM Unit Performance Relative to Alerian(2) -60% -50% -40% -30% -20% -10% 0% 10% 20% BPL: -9.7% AMZ: -36.8% Market Data (3) Unit Price $71.92 Market Capitalization $9.4 billion Yield 6.7% Financial Data (1) Adjusted EBITDA $899.8 million Distribution per Unit (Annualized) $4.80 Distribution Coverage Ratio 1.04x Debt to Adjusted EBITDA Ratio 4.28x

RECENT DEVELOPMENTS AND QUARTERLY HIGHLIGHTS 4 Domestic Pipelines & Terminals Continued strong performance across the asset platform despite continued volatility in commodity markets Reduced throughput volumes as a result of a milder winter, market supply shifts, and decreased off-road diesel demand illustrated by a decline in rig count Organic growth projects and expanded service offerings continue to drive incremental contributions Global Marine Terminals Improved utilization and higher rates; boasting 99% utilization of available storage capacity Successful completion of recontracting of anchor tenants across the platform Incremental six million barrels of new and refurbished storage capacity placed into service since Q1 2015 Merchant Services Continued benefit from disciplined business strategy to improve inventory management and optimize assets Demonstrated continued success of diversification strategy and quality of Buckeye commercial, technical, and operating teams Buckeye reported last twelve months coverage of 1.04x Significant Decline in Marcellus & Utica Rig Count(1) As published by the U.S. Energy Information Administration. As published by the National Oceanic and Atmospheric Administration. Milder Winter Heating Degree Days Decline 27%(2) 0 20 40 60 80 100 120 140 2014 2015 Q1 2016 Number of Rigs 500 600 700 800 900 1,000 1,100 1,200 1,300 1,400 Jan Feb Mar Number of Degree Days 2014 2015 2016

LOOKING FORWARD 5 Strong balance sheet with sufficient liquidity to fund capital needs without accessing capital markets Expected 2016 growth capital $300-350 million Available liquidity on revolver(1) $1,021 million Debt to adjusted EBITDA ratio(2) 4.28x No debt maturities in 2016 Buckeye has limited commodity exposure Well positioned compared to peers with gathering and processing or upstream exposure Exposure to commodity prices, primarily related to settlement and butane blending, is limited to less than five percent of Adjusted EBITDA Domestic system is primarily demand-pull, limiting impact of supply disruptions Consistent and predictable fee-based cash flows across consolidated asset platform Strong demand for storage assets across our system High utilization of available capacity in GMT segment Strong demand for distillate storage across domestic assets Limited counterparty non-performance risk Stable utilization by generally credit-worthy counterparties Lien rights on storage inventory Credit enhancements, such as letters of credit, collateral, lien rights, and/or prepayments, utilized as necessary Expect to maintain consistent quarterly distribution growth while also improving coverage and reducing leverage For March 31, 2016. Last twelve months through March 31, 2016. See Non-GAAP Reconciliations at end of presentation. Reflects March 31, 2016 balance on revolving credit facility, which matures in 2020. $ In Millions (3) Expect to maintain quarterly distribution growth of $0.0125 per quarter for 2016 Buckeye Texas Partners storage tanks - $125M $700M $275M $479M - 100 200 300 400 500 600 700 800 2016 2017 2018 2019 2020 Debt Maturities Over Next 5 Years

GEOGRAPHIC DIVERSIFICATION SYSTEM MAP 6 Geographically Diversified Four Buckeye Hubs Chicago Complex Gulf Coast Caribbean NY Harbor

(2) TRANSFORMATION SINCE 2010 7 Global Marine Terminals Segment Provides Significant Diversification in Adjusted EBITDA(1) Invested over $7 Billion in Acquisitions and Internal Growth Last twelve months through March 31, 2016. See Non-GAAP Reconciliation at end of presentation. Illustrates mid-point of projected capital spend. Acquisitions Drove Significant Geographic Diversification Acquired over 80 million bbls of storage capacity Acquired over 65 domestic and international terminals, including over 25 marine locations, which provide additional optionality Created four hubs through acquisitions and commercial efforts

0% 3% Refined(1) Crude Oil/Condensate Other(2) Diversified portfolio generates stable, fee-based cash flows; ~95% of our March 31 YTD Adjusted EBITDA was fee-based DIVERSIFICATION DRIVES STABILITY 8 Buckeye Texas Partners Incremental contribution from the build-out of our Buckeye Texas Partners facility, including splitter and LPG refrigerated storage Other diversification opportunities Exploring opportunities to utilize our footprint to provide producers with logistics solutions for condensates and NGLs Expanding butane blending capabilities Potential marine terminal project in the Gulf Coast to offer crude oil storage Potential opportunities for crude oil expansion at existing Caribbean terminals 2010 2016(3) (1) Refined products primarily include gasoline, jet fuel, diesel and heating oil. (2) Other products primarily include fuel oil, butane, propylene, diluent and asphalt. PRODUCT DIVERSIFICATION FUTURE DIVERSIFICATION GROWTH OF TERMINALS REVENUE 2010 2016(3) 2016(3) AS % OF TOTAL P&T/GMT(4) AS % OF DOMESTIC P&T (3) Through March 31, 2016 YTD. (4) Includes domestic and international pipelines and terminals businesses. 97% 3% 35% 65% Pipelines Terminals 70% 30% 53% 47% 30% 70% 60% 25% 16%

BUCKEYE TEXAS PARTNERS 9 Integrated system with interconnectivity throughout the Eagle Ford basin and among the Corpus Christi refining center to further facilitate logistical solutions for customers Expands Gulf Coast footprint and positions Buckeye for new development opportunities in key North American basins Multiple value-add services, including pipeline connectivity, crude processing, storage, blending capabilities and deep water marine docks, position these assets for success in varying market conditions Initial platform for further development of wide-range growth partnership with one of the world’s leading independent commodity trading and logistics firms Buckeye Texas Processing Deep water, high volume marine petroleum products export terminal; high-capacity vapor recovery units; butane blending capabilities Extensive connectivity to multiple sources of supply and demand via truck, pipeline and water 50,000 barrel per day condensate splitter facility Three crude oil and condensate gathering terminals in the Eagle Ford and pipeline connectivity to Corpus Christi Aggregate storage capacity of 6.6 million barrels Provides substantial logistics, processing and handling capabilities as an unparalleled midstream platform in the Gulf Coast All assets are fully supported by 7-10 year minimum volume commitments and storage contracts Buckeye Texas Partners’ supply sourced from 8 of 9 counties with active drilling rigs(1) Advantaged BTP position in proximity to active Eagle Ford drilling rigs Derived from data published on EagleFordShale.com, April 30, 2016.

GROWTH CAPITAL PROJECTS



Expect to invest $300-350 million in growth capital around our refined products assets
~20-25% of growth capital spend is uncommitted and could be deferred if necessary

DOMESTIC PIPELINES & TERMINALS

- Projects to address the west to east market shift as refiners look for alternatives to offset competitive pressure from Midwestern supply
- Cross Town Pipeline project expected to increase pipeline connectivity from Buckeye's Chicago Complex to multiple terminals in western Chicago as well as increase fungible storage capacity and relieve deliverability congestion
- Expansion of Harristown terminal facility to increase its throughput capacity by adding truck racks and improving pipeline flows
- Further expand storage and throughput capacity and service capabilities in the Chicago Complex
- Refurbishing multiple tanks throughout the terminal system to support the strong storage market

GLOBAL MARINE TERMINALS

Corpus Christi

- 50,000 barrel per day condensate splitter facility and 1.1 million barrels of refrigerated LPG storage; in-service during Q4 2015
- Remaining phase one construction at Texas Hub completed and placed into service in Q1 2016
- Added connections to nearby refineries and fractionators to bring in various feedstocks such as naphtha and LPG in Q1 2016
- Additional initiatives include dock utilization, asset optimization and enhanced connectivity

New York Harbor

- Transform flagship assets into a fully integrated complex to further position as the premier hub in New York Harbor
    - Moving forward with several projects to improve facilities' interconnectivity, marine handling, blending and pipeline takeaway capabilities along with incremental storage capacity

Continue to evaluate potential growth projects and acquisitions that will generate long-term value for our unitholders

BUCKEYE PARTNERS, L.P.
10

WEST TO EAST MARKET SHIFT 11 Buckeye expects to benefit from offering advantaged Midwestern refiners further transportation options to eastern markets Michigan/Ohio Expansion Facilitate transportation of refined petroleum products from Midwestern refining centers eastward as far as western Pennsylvania; expect to complete construction by Q4 2016 Secured 10-yr shipper commitments from major oil companies totaling 50,500 barrels per day Construction includes a new 5-mile pipeline, tank restorations, infrastructure improvements, and terminal loading rack and pump upgrades Other Potential Growth Projects Evaluate opportunities to augment Buckeye’s Michigan/Ohio expansion project to further increase Buckeye’s capacity to move additional refined product east Exploring alternatives including making use of existing pipelines and rights of way to move material volumes further east Modifications to existing pipeline in Eastern Pennsylvania to provide incremental throughput capacity from Philadelphia area refineries to markets in Upstate New York West versus East Gasoline Pricing Differential(1) 2014 2015 2016 As published by Platts. Pipeline construction for Michigan/Ohio Expansion 80% 85% 90% 95% 100% 105% 110% 115% 120% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 NYH as percentage of Chicago Chicago Price New York Harbor Price

FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE 13 Adjusted EBITDA (in millions)(1)(2) Cash Distributions per Unit – Declared(2) Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2011 and 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations. Last twelve months through March 31, 2016. See Non-GAAP Reconciliations at end of presentation. Distributable cash flow divided by cash distributions declared for the respective periods. Debt to Adjusted EBITDA Ratio(2)

INVESTMENT SUMMARY 14 Buckeye Texas Partners condensate splitters Bahamas Hub tank farm Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite volatile and depressed commodity price environment Predominantly fee-based cash flows from our transportation, terminal throughput and storage activities Significant geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects Uninterrupted distributions to our unitholders each quarter for the past 30 years Expect to maintain consistent quarterly distribution growth while also improving coverage and leverage Lower cost of capital realized from elimination of GP IDRs Important differentiation from many MLP peers Sufficient liquidity to fund expected capital expenditure requirements without accessing capital markets for the remainder of 2016 Strong balance sheet supporting investment grade credit rating Exposure to counterparty non-performance is limited More commercially focused, increased employee empowerment & team work, more accountability and increased incentive pay for success

NON-GAAP RECONCILIATIONS

NON-GAAP FINANCIAL MEASURES 16 Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to income from continuing operations.

NON-GAAP RECONCILIATIONS
In millions, except ratios



	2012	2013	2014	2015	LTM[3]
Adjusted EBITDA from continuing operations[1][2]:					
Domestic Pipelines & Terminals	$422.7	$486.5	$532.1	$522.2	$520.6
Global Marine Terminals	128.6	149.7	239.5	323.9	356.1
Merchant Services	1.1	12.6	(8.1)	22.0	23.1
Natural Gas Storage	7.1	-	-	-	
Adjusted EBITDA from continuing operations	$559.5	$648.8	$763.5	$868.1	$899.8
Reconciliation of Income from continuing operations to Adjusted EBITDA and Distributable Cash Flow[1]:					
Income from continuing operations	$230.5	$351.6	$334.5	$438.4	$461.3
Less: Net income attributable to non-controlling interests	(4.1)	(4.2)	(1.9)	(0.3)	(4.6)
Income from continuing operations attributable to Buckeye Partners, L.P.	226.4	347.4	332.6	438.1	456.7
Add: Interest and debt expense	115.0	130.9	171.2	171.3	177.4
Income tax expense (benefit)	(0.7)	1.1	0.5	0.9	1.3
Depreciation and amortization	146.4	147.6	196.4	221.3	228.9
Deferred lease expense[1]	3.9	0.0	0.0	0.0	0.0
Non-cash unit-based compensation expense	19.5	21.0	21.0	29.3	30.5
Asset impairment expense	60.0	0.0	0.0	0.0	0.0
Goodwill impairment expense	0.0	0.0	0.0	0.0	0.0
Acquisition and transition expense	0.0	11.8	13.0	3.1	0.9
Litigation contingency reserve	0.0	0.0	40.0	15.2	15.2
Less: Amortization of unfavorable storage contracts	(11.0)	(11.0)	(11.1)	(11.1)	(11.1)
Gain on sale of equity investment	0.0	0.0	0.0	0.0	0.0
Adjusted EBITDA from continuing operations	$559.5	$648.8	$763.6	$868.1	$899.8
Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other	(111.5)	(122.4)	(156.7)	(154.5)	(160.5)
Income tax expense, excluding non-cash taxes	(1.1)	(0.7)	(0.7)	(1.6)	(1.9)
Maintenance capital expenditures	(54.4)	(71.5)	(79.4)	(99.6)	(101.8)
Distributable cash flow from continuing operations	$392.5	$454.2	$526.8	$612.4	$635.6
Distributions for coverage ratio[4]	$376.2	$456.5	$549.5	$603.2	$613.5
Coverage Ratio	**1.04x**	**0.99x**	**0.96x**	**1.02x**	**1.04x**
Reconciliation of Debt to Adjusted EBITDA Ratio:					
Line of credit	$206.2	$226.0	$166.0	$111.5	$149.6
Long-term debt	2,727.1	3,075.2	3,368.6	3,732.8	3,701.7
Total debt	$2,933.3	$3,301.2	$3,534.6	$3,844.3	$3,851.3
Adjusted EBITDA from continuing operations	$559.5	$648.8	$763.6	$868.1	$899.8
Debt to Adjusted EBITDA Ratio	**5.24x**	**5.09x**	**4.63x**	**4.43x**	**4.28x**

(1) 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2012 Adjusted EBITDA amount include the Natural Gas Storage business, which was previously reported as part of our continuing operations.

(2) Adjusted Segment EBITDA reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013 and December 2015.

(3) Last twelve months through March 31, 2016.

(4) Represents cash distributions declared for limited partner units outstanding as of each respective period. Last twelve months amount reflects actual cash distributions paid for Q2 through Q4 2015 and estimated cash distributions for Q1 2016.

BUCKEYE PARTNERS, L.P.

17